                                                                      Exhibit 99
                            Joint Filer Information

Name:                           CAISSE DE DEPOT ET PLACEMENT DU QUEBEC

Address:                        Caisse de Depot et Placement du Quebec
                                1000, Place Jean-Paul-Riopelle
                                Montreal A8 Quebec, Canada
                                H2Z 2B3

Designated Filer:               Caisse de Depot et Placement du Quebec

Issuer & Ticker Symbol:         Altra Holdings, Inc. (AIMC)

Date of Earliest Transaction
Required to be Reported:        12/14/2006

Signature:                      /s/ Paule Gaumond
                                -------------------------------------
                                Name:  Paule Gaumond
                                Title:    Attorney-In-Fact
                                for CAISSE DE DEPOT ET PLACEMENT DU QUEBEC

Name:                           LOUISE LALONDE

Address:                        c/o Caisse de Depot et Placement du Quebec
                                1000, Place Jean-Paul-Riopelle
                                Montreal A8 Quebec, Canada
                                H2Z 2B3

Designated Filer:               Caisse de Depot et Placement du Quebec

Issuer & Ticker Symbol:         Altra Holdings, Inc. (AIMC)

Date of Earliest Transaction
Required to be Reported:        12/14/2006

Signature:                      /s/ Paule Gaumond
                                -------------------------------------
                                Name:  Paule Gaumond
                                Title:   Attorney-In-Fact
                                for LOUISE LALONDE

Name:                           LUC HOULE

Address:                        c/o Caisse de Depot et Placement du Quebec
                                1000, Place Jean-Paul-Riopelle
                                Montreal A8 Quebec, Canada
                                H2Z 2B3

Designated Filer:               Caisse de Depot et Placement du Quebec

Issuer & Ticker Symbol:         Altra Holdings, Inc. (AIMC)

Date of Earliest Transaction
Required to be Reported:        12/14/2006

Signature:                      /s/ Paule Gaumond
                                --------------------------------------
                                Name: Paule Gaumond
                                Title: Attorney-In-Fact
                                       for LUC HOULE